Earnings per Common Share	12 Months Ended
Dec. 31, 2015
Earnings per Common Share [Abstract]
Earnings per Common Share

11.Earnings per Common Share

 The computation of basic earnings per share is based on the weighted average number of common shares outstanding during the year. The computation of diluted earnings per share assumes the foregoing and the exercise of all granted RSUs (Note 9) using the treasury stock method.

Numerator

	2015	2014	2013
Net income/(loss) attributable to Tsakos Energy Navigation Limited	$158,217	$33,527	$ (37,462)
Preferred share dividends, Series B	(4,000)	(4,000)	(2,567)
Preferred share dividends, Series C	(4,437)	(4,438)	(1,109)
Preferred share dividends, Series D	(5,000)	-	-
Net income/(loss) attributable to common stock holders	144,780	25,089	(41,138)

Denominator
Weighted average common shares outstanding	85,827,597	79,114,401	56,698,955

Basic and diluted earnings/(loss) per common share	$1.69	$0.32	$(0.73)

For 2015, 2014 and 2013 there were no non-vested RSUs.